UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 4, 2008

RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri                                                    000-52588                                          43-1823071
(State or other jurisdiction of                                                              (Commission                                        (I.R.S. Employer
incorporation)                                                      File Number)                                       Identification No.)

       10401 Clayton Road
Frontenac, Missouri	63131
(Address of principal executive offices)                                                                                                                                  (Zip Code)

(314) 569-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.                      Other Events.

On February 4, 2008, Reliance Bancshares, Inc. issued a press release announcing that James W. Sullivan has resigned as Chief Financial Officer and Executive Vice President Dale E. Oberkfell has been appointed as the current Chief Financial Officer.  A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Reliance Bancshares, Inc., issued February 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                      February 4, 2008

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Dale E. Oberkfell
Name:	Dale E. Oberkfell
Title:	Chief Financial Officer